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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 21, 2000
                        (Date of earliest event reported)



                             TeleTech Holdings, Inc.
             (Exact name of registrant as specified in its charter)



           A Delaware Corporation                     Commission File
           (State of Incorporation)                   Number 0-21055



             1700 Lincoln Street, Suite 1400, Denver, Colorado 80203 (Address of principal executive offices, including Zip Code)



                         Telephone Number (303) 894-4000
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)


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Item 5.           Other Events

         On August 21, 2000, TeleTech Holdings, Inc. (the "Company"), NG Acquisition Corp, a wholly owned subsidiary of the Company ("Merger Sub"), and Newgen Results Corporation ("Newgen") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). A copy of the Merger Agreement and the Company's press release concerning the merger are filed as exhibits to this Current Report on Form 8-K.


Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                           The following exhibits are filed as part of this Current Report on Form 8-K:


Exhibit Number             Exhibit


2.1 Agreement and Plan of Merger dated as of August 21, 2000 among the Company, Merger Sub and Newgen.

99.1                       Press Release issued by the Company on August 21,
                           2000 concerning the merger.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TeleTech Holdings, Inc.


                                            By:      /s/ Michael Foss
                                                     --------------------
                                                     Michael Foss
                                                     Chief Financial Officer


Dated:  August 25, 2000